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                                                                    Exhibit 24.1


                           DIRECTORS AND OFFICERS OF
                           NATIONAL CITY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY


        The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the registration of the shares of Common Stock, par value $4.00 per share, of the Corporation to be issued pursuant to the National City Corporation Savings and Investment Plan, Savings and Investment Plan #2 and Savings and Investment Plan #3, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

        EXECUTED this 23rd day of April, 2001.


/s/ Jon E. Barfield                         Director
---------------------------------
    Jon E. Barfield

/s/ Edward B. Brandon                       Director
---------------------------------
    Edward B. Brandon

/s/ John G. Breen                           Director
---------------------------------
    John G. Breen

/s/ James S. Broadhurst                     Director
---------------------------------
    James S. Broadhurst

/s/ John W. Brown                           Director
---------------------------------
    John W. Brown

/s/ Duane E. Collins                        Director
---------------------------------
    Duane E. Collins

/s/ Sandra Austin Crayton                   Director
---------------------------------
    Sandra Austin Crayton

/s/ David A. Daberko                        Chairman of the Board and Chief
---------------------------------           Executive Officer (Principal
    David A. Daberko                        Executive Officer)


---------------------------------           Director
    Daniel E. Evans


/s/ Joseph T. Gorman                        Director
---------------------------------
    Joseph T. Gorman

/s/ Paul A. Ormond                          Director
---------------------------------
    Paul A. Ormond

/s/ Robert A. Paul                          Director
---------------------------------
    Robert A. Paul

/s/ Michael A. Schuler                      Director
---------------------------------
    Michael A. Schuler

/s/ Jerome F. Tatar                         Director
---------------------------------
    Jerome F. Tatar

/s/ Jerry Sue Thornton                      Director
---------------------------------
    Jerry Sue Thornton, Ph.D.

/s/ Morry Weiss                             Director
---------------------------------
    Morry Weiss